Exhibit 99.3
UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS
The following unaudited pro forma combined condensed consolidated financial statements and explanatory notes show the impact on the historical financial positions and results of operations of Simmons, OKSB and First Texas and have been prepared to illustrate the effects of the OKSB merger and First Texas merger under the acquisition method of accounting with Simmons treated as the acquirer. The following unaudited pro forma combined condensed consolidated financial statements have been prepared using the acquisition method of accounting, giving effect to our completed acquisition of Hardeman County Investment Company, Inc., or HCIC, which closed on May 15, 2017, and our announced acquisitions of OKSB and First Texas. The unaudited pro forma combined condensed consolidated balance sheets combine the historical financial information of Simmons and HCIC, OKSB and First Texas as of March 31, 2017, and assume that the acquisitions were completed on that date. The unaudited pro forma combined condensed consolidated statements of income for the three-month period ended March 31, 2017 and the 12-month period ended December 31, 2016 give effect to the acquisitions as if the transactions had been completed on January 1, 2016.
The unaudited pro forma combined condensed consolidated financial statements are presented for illustrative purposes only and does not indicate the financial results of the combined company had the companies actually been combined on the dates described above, nor is it necessarily indicative of the results of operations in future periods or the future financial position of the combined entities. The unaudited pro forma combined condensed consolidated financial statements also do not consider any potential impacts of current market conditions on revenues, expense efficiencies, asset dispositions and share repurchases, among other factors.

Unaudited Pro Forma Combined Condensed
Consolidated Balance Sheets
As of March 31, 2017
		Acquisition
(Dollars in thousands)	Simmons Historical	HCIC Historical	HCIC Pro Forma Acquisition Adjustments		Pro Forma Simmons and HCIC Combined
ASSETS
Cash and non-interest bearing balances due from banks	$103,875	$3,718	$(30,001)	(a)	77,592
Interest bearing balances due from banks	201,406	15,560	—		216,966
Cash and cash equivalents	305,281	19,278	(30,001)		294,558
Interest bearing balances due from banks – time	4,563				4,563
Investment securities – held-to-maturity	431,176	—			431,176
Investment securities – available-for-sale	1,257,813	172,802	—		1,430,615
Total investments	1,688,989	172,802			1,861,791
Mortgage loans held for sale	9,754	104			9,858
Assets held in trading accounts	55	—			55
Loans:
Legacy loans	4,632,905				4,632,905
Allowance for loan losses	(37,865)	(2,418)	2,418	(b)	(37,865)
Loans acquired, net of discount and allowance	1,144,291	254,704	(5,992)	(c)	1,393,003
Net loans	5,739,331	252,286	(3,574)		5,988,043
Premises and equipment	221,880	10,085	1,257	(d)	233,222
Premises held for sale	4,611	—			4,611
Foreclosed assets	26,421	1,090	(452)	(e)	27,059
Interest receivable	26,089	1,933			28,022
Bank owned life insurance	139,439	7,803			147,242
Goodwill	350,035	11,485	16,513	(f)	378,033
Other intangible assets	51,408	168	8,502	(g)	60,078
Other assets	58,782	665	(1,908)	(h)	57,539
Total assets	$8,626,638	$477,699	$(9,663)		$9,094,674
LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits:
Non-interest bearing transaction accounts	$1,554,675	$77,226			$1,631,901
Interest bearing transaction accounts and savings deposits	3,987,730	201,610			4,189,340
Time deposits	1,245,883	115,214	368	(i)	1,361,465
Total deposits	6,788,288	394,050	368		7,182,706
Federal funds purchased and securities sold under agreements to repurchase	110,007	19,362			129,369
Other borrowings	441,074	—			441,074
Subordinated debentures	60,503	6,702			67,205
Accrued interest and other liabilities	55,877	4,416	500	(j)	60,793
Total liabilities	7,455,749	424,530	868		7,881,147
Stockholders’ equity:
Common stock	314	186	(178)	(a)(k)	322
Surplus	716,564	3,790	38,840	(a)(k)	759,194
Undivided profits	468,309	52,124	(52,124)	(k)	468,309
Accumulated other comprehensive income (loss)	(14,298)	(1,012)	1,012	(k)	(14,298)
Treasury Stock	—	(1,919)	1,919	(k)	—
Total stockholders’ equity	1,170,889	53,169	(10,531)		1,213,527
Total liabilities and stockholders’ equity	$8,626,638	$477,699	$(9,663)		$9,094,674

The accompanying notes are an integral part of these pro forma combined condensed consolidated financial statements.

Unaudited Pro Forma Combined Condensed
Consolidated Balance Sheets
As of March 31, 2017

		Acquisitions
(Dollars in thousands)	Pro Forma Simmons and HCIC Combined	OKSB Historical	First Texas Historical	Pro Forma Acquisition Adjustments		Pro Forma Combined
ASSETS
Cash and non-interest bearing balances due from banks	$77,592	$28,400	$14,699	$(184,500)	(1),(2)	$(63,809)
Interest bearing balances due from banks	216,966	36,702	126,219	—		379,887
Cash and cash equivalents	294,558	65,102	140,918	(184,500)		316,078
Interest bearing balances due from banks – time	4,563					4,563
Investment securities – held-to-maturity	431,176	10,413	—			441,589
Investment securities – available-for-sale	1,430,615	422,640	63,671	—		1,916,926
Total investments	1,861,791	433,053	63,671	—		2,358,515
Mortgage loans held for sale	9,858	4,980	2,372			17,210
Assets held in trading accounts	55	—	—			55
Loans:
Legacy loans	4,632,905					4,632,905
Allowance for loan losses	(37,865)	(27,543)	(18,254)	45,797	(3)	(37,865)
Loans acquired, net of discount and allowance	1,393,003	1,931,463	1,913,348	(54,477)	(4)	5,183,337
Net loans	5,988,043	1,903,920	1,895,094	(8,680)		9,778,377
Premises and equipment	233,222	22,341	25,707	11,751	(5)	293,021
Premises held for sale	4,611	—	—			4,611
Foreclosed assets	27,059	350	398			27,807
Interest receivable	28,022	6,357	4,414			38,793
Bank owned life insurance	147,242	28,795	6,928			182,965
Goodwill	378,033	13,545	37,227	362,959	(6)	791,764
Other intangible assets	60,078	5,693	422	50,722	(7)	116,915
Other assets	57,539	38,458	24,353	(15,592)	(2),(8)	104,758
Total assets	$9,094,674	$2,522,594	$2,201,504	$216,660		$14,035,432
LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits:
Non-interest bearing transaction accounts	$1,631,901	$541,021	$435,120			$2,608,042
Interest bearing transaction accounts and savings deposits	4,189,340	827,431	1,056,789			6,073,560
Time deposits	1,361,465	608,813	167,503	$(1,032)	(9)	2,136,749
Total deposits	7,182,706	1,977,265	1,659,412	(1,032)		10,818,351
Federal funds purchased and securities sold under agreements to repurchase	129,369	9,645	50,000			189,014
Other borrowings	441,074	185,000	219,994	(101)	(10)	845,967
Subordinated debentures	67,205	46,393	30,221	(5,325)	(11)	138,494
Accrued interest and other liabilities	60,793	13,377	8,447	1,000	(12)	83,617
Total liabilities	7,881,147	2,231,680	1,968,074	(5,458)		12,075,443
Stockholders’ equity:
Common stock	322	21,261	7,877	(29,000)	(1),(13)	460
Surplus	759,194	123,417	171,230	451,677	(1),(13)	1,505,518
Undivided profits	468,309	188,638	56,750	(245,388)	(13)	468,309
Accumulated other comprehensive income (loss)	(14,298)	(302)	(546)	848	(13)	(14,298)
Treasury Stock	—	(42,100)	(1,881)	43,981	(13)	—
Total stockholders’ equity	1,213,527	290,914	233,430	222,118		1,959,989
Total liabilities and stockholders’ equity	$9,094,674	$2,522,594	$2,201,504	$216,660		$14,035,432

The accompanying notes are an integral part of these pro forma combined condensed consolidated financial statements.

Unaudited Pro Forma Combined Condensed
Consolidated Statements of Income
For the Three Months Ended March 31, 2017
		Acquisition
(Dollars and shares in thousands, except per share data)	Simmons Historical	HCIC Historical	HCIC Pro Forma Acquisition Adjustments		Pro Forma Simmons and HCIC Combined
INTEREST INCOME
Loans	$68,728	$3,264	$145	(l)	$72,137
Federal funds sold	1	—			1
Investment securities	9,451	946			10,397
Mortgage loans held for sale	126	—			126
Interest bearing balances due from banks	121	30			151
Other interest-earning assets	—	—	—		—
TOTAL INTEREST INCOME	78,427	4,240	145		82,812
INTEREST EXPENSE
Deposits	4,204	321			4,525
Federal funds purchased and securities sold under agreements to repurchase	75	—			75
Other borrowings	1,194	30			1,224
Subordinated debentures	574	41	—		615
TOTAL INTEREST EXPENSE	6,047	392	—		6,439
NET INTEREST INCOME	72,380	3,848	145		76,373
Provision for loan losses	4,307	—	—		4,307
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	68,073	3,848	145		72,066
NON-INTEREST INCOME
Trust income	4,212	—			4,212
Service charges on deposit accounts	8,102	684			8,786
Other service charges and fees (includes insurance income)	2,197	1,112			3,309
Mortgage and SBA lending income	2,423	—			2,423
Investment banking income	690	—			690
Debit and credit card fees	7,934	—			7,934
Bank owned life insurance income	818	—			818
Gain (loss) on sale of securities	63	—			63
Other income	3,621	193	—		3,814
TOTAL NON-INTEREST INCOME	30,060	1,989	—		32,049
NON-INTEREST EXPENSE
Salaries and employee benefits	35,536	2,327			37,863
Occupancy expense, net	4,663	493			5,156
Furniture and equipment expense	4,443	—			4,443
Other real estate and foreclosure expense	589	—			589
Deposit insurance	680	—			680
Merger related costs	524	—			524
Other operating expenses	19,887	964	142	(m)	20,993
TOTAL NON-INTEREST EXPENSE	66,322	3,784	142		70,248
NET INCOME BEFORE INCOME TAXES	31,811	2,053	3		33,867
Provision for income taxes	9,691	134	1	(n)	9,826
NET INCOME	22,120	1,919	2		24,041
Preferred stock dividends	—	—	—		—
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$22,120	$1,919	$2		$24,041
BASIC EARNINGS PER SHARE	$0.71	$11.85			$0.75
DILUTED EARNINGS PER SHARE	$0.70	$11.85			$0.74
Average common shares outstanding	31,351		800	(o)	32,151
Average diluted shares outstanding	31,613		800	(o)	32,413
The accompanying notes are an integral part of these pro forma combined condensed consolidated financial statements.

Unaudited Pro Forma Combined Condensed
Consolidated Statements of Income
For the Three Months Ended March 31, 2017

		Acquisitions
(Dollars and shares in thousands, except per share data)	Pro Forma Simmons and HCIC Combined	OKSB Historical	First Texas Historical	OKSB and First Texas Pro Forma Acquisition Adjustments		Pro Forma Combined
INTEREST INCOME
Loans	$72,137	$20,944	$21,353	$2,268	(14)	$116,702
Federal funds sold	1	—	—			1
Investment securities	10,397	2,052	267			12,716
Mortgage loans held for sale	126	—	—			126
Interest bearing balances due from banks	151	75	224			450
Other interest-earning assets	—	—	129	—		129
TOTAL INTEREST INCOME	82,812	23,071	21,973	2,268		130,124
INTEREST EXPENSE
Deposits	4,525	1,840	2,564	—	(15)	8,929
Federal funds purchased and securities sold under agreements to repurchase	75	—	520			595
Other borrowings	1,224	478	333			2,035
Subordinated debentures	615	590	335	—		1,540
TOTAL INTEREST EXPENSE	6,439	2,908	3,752	—		13,099
NET INTEREST INCOME	76,373	20,163	18,221	2,268		117,025
Provision for loan losses	4,307	1,776	1,111	—		7,194
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	72,066	18,387	17,110	2,268		109,831
NON-INTEREST INCOME
Trust income	4,212	—	1,198			5,410
Service charges on deposit accounts	8,786	1,840	428			11,054
Other service charges and fees (includes insurance income)	3,309	434	81			3,824
Mortgage and SBA lending income	2,423	552	487			3,462
Investment banking income	690	—	65			755
Debit and credit card fees	7,934	407	235			8,576
Bank owned life insurance income	818	220	61			1,099
Gain (loss) on sale of securities	63	451	—			514
Other income	3,814	976	552	—		5,342
TOTAL NON-INTEREST INCOME	32,049	4,880	3,107	—		40,036
NON-INTEREST EXPENSE
Salaries and employee benefits	37,863	9,900	9,394			57,157
Occupancy expense, net	5,156	2,373	982			8,511
Furniture and equipment expense	4,443	—	508			4,951
Other real estate and foreclosure expense	589	3	4			596
Deposit insurance	680	273	275			1,228
Merger related costs	524	—	—			524
Other operating expenses	20,993	2,754	3,498	845	(16)	28,090
TOTAL NON-INTEREST EXPENSE	70,248	15,303	14,661	845		101,057
NET INCOME BEFORE INCOME TAXES	33,867	7,964	5,556	1,423		48,810
Provision for income taxes	9,826	2,685	1,923	558	(17)	14,992
NET INCOME	24,041	5,279	3,633	865		33,818
Preferred stock dividends	—	—	—	—		—
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$24,041	$5,279	$3,633	$865		$33,818
BASIC EARNINGS PER SHARE	$0.75	$0.28	$0.46			$0.74
DILUTED EARNINGS PER SHARE	$0.74	$0.28	$0.43			$0.73
Average common shares outstanding	32,151			13,750	(18)	45,901
Average diluted shares outstanding	32,413			13,750	(18)	46,163
The accompanying notes are an integral part of these pro forma combined condensed consolidated financial statements.

Unaudited Pro Forma Combined Condensed
Consolidated Statements of Income
For the Year Ended December 31, 2016
		Acquisition
(Dollars and shares in thousands, except per share data)	Simmons Historical	HCIC Historical	HCIC Pro Forma Acquisition Adjustments		Pro Forma Simmons and HCIC Combined
INTEREST INCOME
Loans	$265,652	$13,475	$699	(l)	$279,826
Federal funds sold	57	36			93
Investment securities	33,479	3,349			36,828
Mortgage loans held for sale	1,102	7			1,109
Interest bearing balances due from banks	699	—	—		699
Other interest-earning assets	16	—			16
TOTAL INTEREST INCOME	301,005	16,867	699		318,571
INTEREST EXPENSE
Deposits	15,217	1,321			16,538
Federal funds purchased and securities sold under agreements to repurchase	273	113			386
Other borrowings	4,148	24			4,172
Subordinated debentures	2,161	145	—		2,306
TOTAL INTEREST EXPENSE	21,799	1,603	—		23,402
NET INTEREST INCOME	279,206	15,264	699		295,169
Provision for loan losses	20,065	120	—		20,185
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	259,141	15,144	699		274,984
NON-INTEREST INCOME
Trust income	15,442	—			15,442
Service charges on deposit accounts	32,414	3,470			35,884
Other service charges and fees (includes insurance income)	6,913	3,491			10,404
Mortgage and SBA lending income	22,442	338			22,780
Investment banking income	3,471	—			3,471
Debit and credit card fees	30,740	10			30,750
Bank owned life insurance income	3,324	234			3,558
Gain (loss) on sale of securities	5,848	70			5,918
Other income	18,788	41	—		18,829
TOTAL NON-INTEREST INCOME	139,382	7,654	—		147,036
NON-INTEREST EXPENSE
Salaries and employee benefits	133,457	9,741			143,198
Occupancy expense, net	18,667	2,057			20,724
Furniture and equipment expense	16,683				16,683
Other real estate and foreclosure expense	4,461	205			4,666
Deposit insurance	3,469	170			3,639
Merger related costs	4,835				4,835
Other operating expenses	73,513	3,990	567	(m)	78,070
TOTAL NON-INTEREST EXPENSE	255,085	16,163	567		271,815
NET INCOME BEFORE INCOME TAXES	143,438	6,635	132		150,205
Provision for income taxes	46,624	405	52	(n)	47,081
NET INCOME	96,814	6,230	80		103,124
Preferred stock dividends	24	—			24
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$96,790	$6,230	$80		$103,100
BASIC EARNINGS PER SHARE	$3.16	$38.22			$3.28
DILUTED EARNINGS PER SHARE	$3.13	$38.22			$3.25
Average common shares outstanding	30,646		800	(o)	31,446
Average diluted shares outstanding	30,964		800	(o)	31,764
The accompanying notes are an integral part of these pro forma combined condensed consolidated financial statements.

Unaudited Pro Forma Combined Condensed
Consolidated Statements of Income
For the Year Ended December 31, 2016

		Acquisitions
(Dollars and shares in thousands, except per share data)	Pro Forma Simmons and HCIC Combined	OKSB Historical	First Texas Historical	Pro Forma Acquisition Adjustments		Pro Forma Combined
INTEREST INCOME
Loans	$279,826	$81,527	$77,971	$17,106	(14)	$456,430
Federal funds sold	93	—	—			93
Investment securities	36,828	7,407	1,134			45,369
Mortgage loans held for sale	1,109	—	—			1,109
Interest bearing balances due from banks	699	—	251			950
Other interest-earning assets	16	206	398	—		620
TOTAL INTEREST INCOME	318,571	89,140	79,754	17,106		504,571
INTEREST EXPENSE
Deposits	16,538	5,968	7,472	1,032	(15)	31,010
Federal funds purchased and securities sold under agreements to repurchase	386	—	2,118			2,504
Other borrowings	4,172	1,379	921			6,472
Subordinated debentures	2,306	2,350	1,340	—		5,996
TOTAL INTEREST EXPENSE	23,402	9,697	11,851	1,032		45,982
NET INTEREST INCOME	295,169	79,443	67,903	16,074		458,589
Provision for loan losses	20,185	4,769	2,109	—		27,063
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	274,984	74,674	65,794	16,074		431,526
NON-INTEREST INCOME
Trust income	15,442	—	4,925			20,367
Service charges on deposit accounts	35,884	7,638	1,688			45,210
Other service charges and fees (includes insurance income)	10,404	1,014	232			11,650
Mortgage and SBA lending income	22,780	2,672	2,970			28,422
Investment banking income	3,471	—	261			3,732
Debit and credit card fees	30,750	1,906	938			33,594
Bank owned life insurance income	3,558	899	85			4,542
Gain (loss) on sale of securities	5,918	294	—			6,212
Other income	18,829	1,662	2,627	—		23,118
TOTAL NON-INTEREST INCOME	147,036	16,085	13,726	—		176,847
NON-INTEREST EXPENSE
Salaries and employee benefits	143,198	37,724	33,536			214,458
Occupancy expense, net	20,724	11,059	3,828			35,611
Furniture and equipment expense	16,683	—	2,045			18,728
Other real estate and foreclosure expense	4,666	(222)	117			4,561
Deposit insurance	3,639	1,376	832			5,847
Merger related costs	4,835	—	—			4,835
Other operating expenses	78,070	13,309	10,493	3,381	(16)	105,253
TOTAL NON-INTEREST EXPENSE	271,815	63,246	50,851	3,381		389,293
NET INCOME BEFORE INCOME TAXES	150,205	27,513	28,669	12,693		219,080
Provision for income taxes	47,081	9,809	10,050	4,979	(17)	71,919
NET INCOME	103,124	17,704	18,619	7,714		147,161
Preferred stock dividends	24	—	22	—		46
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$103,100	$17,704	$18,597	$7,714		$147,115
BASIC EARNINGS PER SHARE	$3.28	$0.93	$2.40			$3.26
DILUTED EARNINGS PER SHARE	$3.25	$0.92	$2.18			$3.23
Average common shares outstanding	31,446			13,750	(18)	45,196
Average diluted shares outstanding	31,764			13,750	(18)	45,514
The accompanying notes are an integral part of these pro forma combined condensed consolidated financial statements.

Notes to Pro Forma Combined Condensed Consolidated Financial Statements
Note 1.   Basis of Presentation
The unaudited pro forma combined condensed consolidated financial statements and explanatory notes show the impact on the historical financial condition and results of operations of Simmons resulting from the HCIC, OKSB and First Texas acquisitions under the acquisition method of accounting. Under the acquisition method of accounting, the assets and liabilities of HCIC, OKSB and First Texas are recorded by Simmons at their respective fair values as of the date the transaction is completed. The unaudited pro forma combined condensed consolidated balance sheets combine the historical financial information of Simmons and Hardeman, Southwest Bancorp and First Texas as of March 31, 2017, and assume that the HCIC, OKSB and First Texas acquisitions were completed on that date. The unaudited pro forma combined condensed consolidated statements of income for the three-month period ended March 31, 2017, and for the year ended December 31, 2016, give effect to the HCIC, OKSB and First Texas acquisitions as if the transactions had been completed on January 1, 2016.
Since the transactions are recorded using the acquisition method of accounting, all loans are recorded at fair value, including adjustments for credit quality, and no allowance for credit losses is carried over to Simmons’ balance sheet. In addition, certain anticipated nonrecurring costs associated with the Hardeman, Southwest Bancorp and First Texas acquisitions such as potential severance, professional fees, legal fees and conversion-related expenditures are not reflected in the pro forma statements of income and will be expensed as incurred.
While the recording of the acquired loans at their fair value will impact the prospective determination of the provision for credit losses and the allowance for credit losses, for purposes of the unaudited pro forma combined condensed consolidated statement of income for the three-month period ended March 31, 2017 and for the year ended December 31, 2016, Simmons assumed no adjustments to the historical amount of HCIC’s, OKSB’s, and First Texas’ provision for credit losses. If such adjustments were estimated, there could be a significant change to the historical amounts of provision for credit losses presented.
The pro forma information is presented in two stages. The first stage presents the results of HCIC as combined with the historical results of Simmons and reflecting pro forma adjustments. The HCIC transaction closed effective May 15, 2017 and is not a significant acquisition under SEC rules and regulations and, while not required to be presented, is provided for information purposes only. The second stage presents the combined results of Simmons with HCIC, with the historical results and pro forma adjustments for OKSB and First Texas. These transactions combined are significant and are subject to shareholder approval.
Note 2.   Merger and Acquisition Integration Costs
The retail branch operations, commercial lending activities, mortgage banking operations, trust and investment services, along with all other operations of HCIC, OKSB and First Texas will be integrated into Simmons Bank. The operation integration and the system conversion for HCIC are scheduled for September 2017. The operation integration and the system conversion for First Texas are scheduled for the first quarter of 2018. The operation integration and the system conversion for Southwest Bancorp are scheduled for the second quarter of 2018.
The specific details of the plan to integrate the operations of HCIC, Southwest Bancorp and First Texas will continue to be refined over the next several months, and will include assessing personnel, benefit plans, premises, equipment and service contracts to determine where we may take advantage of redundancies. Certain decisions arising from these assessments may involve involuntary termination of employees, vacating leased premises, changing information systems, canceling contracts with certain service providers, and selling or otherwise disposing of certain premises, furniture and equipment. Simmons also expects to incur merger-related costs including professional fees, legal fees, system conversion costs and costs related to communications with customers and others. To the extent there are costs associated with these actions, the costs will be recorded based on the nature of the cost and the timing of these integration actions.

Note 3.   Estimated Annual Cost Savings
Simmons expects to realize cost savings and to generate revenue enhancements from the HCIC, OKSB and First Texas acquisitions. Revenue enhancements are expected from an expansion of trust services, SBA lending activities, consumer finance products and credit card services to the larger footprint of Simmons. Cost savings for HCIC are projected at 30% of non-interest expense; cost savings for First Texas are projected at 32% of non-interest expense; and cost savings for OKSB are projected at 35% of non-interest expense. These cost savings and revenue enhancements are not reflected in the pro forma combined condensed consolidated financial statements and there can be no assurance they will be achieved in the amount or manner currently contemplated.
Note 4.   Pro Forma Adjustments
The following pro forma adjustments have been reflected in the unaudited pro forma combined condensed consolidated financial statements presented for HCIC. All adjustments are based on current assumptions and valuations, which are subject to change. Unless otherwise noted, all adjustments are based on assumptions and valuations as of the merger agreement dates for the respective pending acquisitions and are subject to change.
(a)
Adjustment reflects the consideration to be paid for HCIC and is based upon the actual consideration paid on the closing date of May 15, 2017. Pursuant to the Agreement and Plan of Merger, dated as of November 17, 2016 between Simmons and HCIC, or the HCIC merger agreement, each share of HCIC common stock issued and outstanding on the merger date shall be converted into the right to receive an amount of cash equal to $181.47 and 4.8393 shares of Simmons common stock. The total number of shares of HCIC common stock outstanding on the merger date was 165,311; the actual cash consideration paid was approximately $30 million and the 165,311 shares were converted into the right to receive an aggregate of 799,970 shares of Simmons common stock to be issued in connection with the HCIC merger. The closing price of Simmons common stock on the merger date of May 15, 2017 was $53.30, which equates to total stock consideration valued at $42.6 million. The fair value of total consideration paid to existing shareholders of HCIC was $72.6 million.

(b)
Purchase accounting adjustment to eliminate HCIC’s allowance for loan losses, which cannot be carried over in accordance with GAAP.

(c)
Adjustment reflects the necessary write down of the acquired loan portfolio to estimated fair value based on Simmons’ evaluation as of the merger date.

(d)
Adjustment made to reflect the estimated fair value of acquired premises and equipment, including all branches, based on Simmons’ evaluation as of the merger date.

(e)
Adjustment made to reflect the estimated fair value of acquired OREO properties, based on the Simmons’ evaluation as of the merger date.

(f)
Adjustment represents the excess of the consideration paid over the fair value of net assets acquired, net of the reversal of HCIC’s previously recorded goodwill of  $11.5 million. The reconciliation of the purchase price to goodwill recorded can be summarized as follows.

(g)
Purchase accounting adjustment to establish core deposit and insurance customer intangibles of approximately $7.8 million and $830,000, respectively, in recognition of the fair value of core deposits and insurance customers acquired. The core deposit and insurance customer intangible assets represent the value of the relationships that HCIC had with their deposit and insurance customers as of the merger date. The core deposit intangible is approximately 2.9% of core deposit liabilities. The core deposit intangible fair value estimate is based on a discounted cash flow methodology that considers expected customer attrition rates, cost of the deposit base and the net maintenance cost attributable to customer deposits. The insurance customer intangible fair value estimate is based on a discounted cash flow methodology that considers expected revenue growth, expected customer attrition rates, and the contributory asset charges attributable to the insurance department.

The adjustment includes a credit of  $168,000 to reverse the intangibles recorded by HCIC prior to its acquisition by Simmons.
(h)
Adjustment represents the current and deferred income tax assets and liabilities recorded to reflect the differences in the carrying values of the acquired assets and assumed liabilities for financial reporting purposes and the cost basis for federal and state income tax purposes at Simmons’ combined federal and state income tax rate of 39.225%.

(i)
Adjustment reflects the estimated fair value premium of HCIC’s time deposits as of the merger date. The fair value was estimated using a discounted cash flow methodology based on current market rates for similar remaining maturities.

(j)
Adjustment made to reflect the Company’s estimate of the fair value of a reserve for unfunded commitments not previously recorded by HCIC.

(k)
Purchase accounting adjustment to eliminate HCIC’s previously existing equity accounts.

(l)
Simmons has evaluated the acquired portfolio to estimate the necessary credit and interest rate fair value adjustments. Subsequently, the accretable portion of the fair value adjustment will be accreted into earnings using the level yield method over the remaining maturity of the underlying loans. For purposes of the pro forma impact on the three months ended March 31, 2017 and the year ended December 31, 2016, the net discount accretion was calculated by summing monthly estimates of accretion/amortization on each loan portfolio, which was calculated based on the remaining maturity of each loan pool. The overall weighted average maturity of the loan portfolio is approximately 4.6 years. The 2016 pro forma accretion income projected for Hardeman is $580,000. The estimated non-accretable yield portion of the net discount of approximately $167,000 will not be accreted into earnings.

(m)
The core deposit intangible will be amortized over Fifteen years on a straight-line basis. The annual amortization expense will be approximately $850,000. The pro forma amortization income impact for the three months ended March 31, 2017 is $213,000.

(n)
Reflects the tax impact of the pro forma acquisition adjustments at Simmons’ combined federal and state income tax rate of 39.225%.

(o)
Pro forma weighted average common shares outstanding assumes the actual stock issued at the close of the HCIC merger on May 15, 2017 of 799,970 shares of common stock was outstanding for the full period presented.

(1)
Adjustment reflects the merger consideration expected to be paid for each acquisition. The merger consideration expected to be paid for OKSB is $494.8 million, consisting of  $399.8 million in Simmons common stock and $95.0 million in cash (based on Simmons’ closing common stock price of  $55.15 per share on March 31, 2017, OKSB shares of common stock outstanding of 18,689,022 as of March 31, 2017, and the right to receive $5.08 and 0.3879 shares of Simmons common stock for each share of OKSB common stock based on the number of shares of OKSB common stock that were outstanding on March 31, 2017). The merger consideration expected to be paid for First Texas is $428.5 million, consisting of  $358.5 million in Simmons common stock and $70 million in cash (based on Simmons’ closing common stock price of  $55.15 per share on March 31, 2017 and the right to receive 6,500,000 shares of Simmons common stock and $70 million, pursuant to the First Texas merger agreement).

(2)
Adjustment represents the estimated seller-incurred merger expenses, which are expected to be paid immediately prior to the merger closing date, and the related tax benefit. Estimated seller-incurred merger expenses are $9.7 million for OKSB and the related tax benefit is $3.8 million. Estimated seller-incurred merger expenses are $9.8 million for First Texas and the related tax benefit is $3.8 million.

Estimated Simmons’-incurred merger expenses primarily including severance, professional, legal and conversion related expenditures, are not reflected in the pro forma combined condensed consolidated balance sheet as these integrated costs will be expensed by Simmons as required by U.S. generally accepted accounting principles, or GAAP.

(3)
Purchase accounting adjustment to eliminate each target’s allowance for loan losses, which cannot be carried over in accordance with GAAP.

(4)
Adjustment reflects the necessary write down of the acquired loan portfolios, allocated to each target as described below, based on Simmons’ evaluation of the loan portfolio during due diligence, which included review of approximately 45% of the portfolios.

OKSB:   The total adjustment of  ($33.0) million is comprised of approximately $7.0 million of non-accretable credit adjustments and approximately $26.0 million of accretable yield adjustments.
First Texas:   The total adjustment of  ($21.5) million is comprised of approximately $125,000 of non-accretable credit adjustments and approximately $21.4 million of accretable yield adjustments.
(5)
Adjustment made to reflect the estimated fair value of acquired premises and equipment, including all branches, based on Simmons’ evaluation during due diligence. Adjustment is ($1.2) million for OKSB and $13 million for First Texas.

(6)
Adjustment represents the excess of the consideration paid over the fair value of net assets acquired, net of the reversal of OKSB’s and First Texas’ previously recorded goodwill of  $13.5 million and $37.2 million, respectively. See Note (1) for additional information regarding how the pro forma purchase price was calculated. The reconciliation of the pro forma purchase price to goodwill recorded can be summarized as follows.

(7)
Preliminary purchase accounting adjustment to establish a core deposit intangible in recognition of the fair value of core deposits acquired, which is approximately 1.9% of core deposit liabilities for OKSB and First Texas. This intangible asset represents the value of the relationships that OKSB and First Texas had with their deposit customers as of the date of acquisition. The preliminary fair value was estimated based on a discounted cash flow methodology that gave consideration to expected customers attrition rates, cost of the deposit base and the net maintenance cost attributable to customer deposits. A core deposit intangible asset of  $23.1 million was estimated for Southwest Bancorp and $27.6 million for First Texas.

The adjustment includes a credit of  $2.2 million to reverse the intangibles recorded by OKSB and First Texas prior to their pending acquisition by Simmons.
(8)
Adjustment represents the estimated current and deferred income tax assets and liabilities recorded to reflect the differences in the carrying values of the acquired assets and assumed liabilities for financial reporting purposes and the cost basis for federal and state income tax purposes at Simmons’ combined federal and state income tax rate of 39.225%. OKSB is estimated to have a net deferred tax asset adjustment of  ($8.3) million. First Texas is estimated to have a net deferred tax asset adjustment of  ($14.9) million.

(9)
Adjustment reflects the estimated fair value discount of OKSB’s and First Texas’ time deposits of $800,000 and $232,000, respectively, based on Simmons’ evaluation during due diligence. The fair value was estimated using a discounted cash flow methodology based on current market rates for similar remaining maturities.

(10)
Adjustment made to reflect the Company’s estimate of the fair value of FHLB advances during due diligence, of which $593,000 is attributable to OKSB and ($693,000) is attributable to First Texas.

(11)
Adjustment reflects the Company’s estimated fair value discount of the trust preferred securities during due diligence, of which $4.5 million is attributable to OKSB and $825,000 is attributable to First Texas.

(12)
Adjustment made to reflect the Company’s estimate of the fair value of a reserve for unfunded commitments not previously recorded by First Texas. No adjustment was necessary for OKSB as the Company determined the existence of an adequate reserve during due diligence.

(13)
Purchase accounting adjustment to eliminate OKSB’s and First Texas’ previously existing equity accounts.

(14)
Upon completion of the mergers, Simmons will evaluate each acquired loan portfolio to finalize the necessary credit and interest rate fair value adjustments. Subsequently, the accretable portion of the fair value adjustment will be accreted into earnings using the level yield method over the remaining maturity of the underlying loans. This adjustment represents the Company’s best estimate of the expected accretion that would have been recorded in 2016 and the first three months of 2017 assuming the mergers closed on January 1, 2016. Subsequent to the closing of the transactions, the amount and timing of the estimated accretion of this purchase accounting adjustment could be revised significantly.

(15)
The pro forma adjustment to reflect the estimated fair value of time deposits of OKSB and First Texas based on current interest rates for comparable deposits will be amortized as an addition to the cost of such time deposits over an estimated life of one year.

(16)
The core deposit intangible will be amortized over Fifteen years on a straight-line basis. The annual amortization expense will be approximately $1.5 million and $1.8 million for OKSB and First Texas, respectively.

(17)
Reflects the tax impact of the pro forma acquisition adjustments at Simmons’ combined federal and state income tax rate of 39.225%.

(18)
Pro forma weighted average common shares outstanding assumes 7,249,472 common shares issued for OKSB and 6,500,000 common shares issued for First Texas.